Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO VARIABLE TRUST

STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

Wells Fargo Advantage VT Core Equity Fund

Wells Fargo Advantage VT Core Equity Fund is no longer offered and all references to this fund are hereby removed.

August 29, 2011